As filed with the Securities and Exchange Commission on July 3, 2001
                                                 Registration No. 333-_______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                             BARNEYS NEW YORK, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                                       13-4040818
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
 Incorporation or Organization)

                                575 FIFTH AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 339-7300
               (Address, Including Zip Code, and Telephone Number,
        including Area Code, of Registrant's Principal Executive Offices)

                             BARNEYS NEW YORK, INC.
                           EMPLOYEE STOCK OPTION PLAN
                              (Full Title of Plan)


                                MARC H. PERLOWITZ
                 EXECUTIVE VICE PRESIDENT - GENERAL COUNSEL AND
                          HUMAN RESOURCES AND SECRETARY
                             BARNEYS NEW YORK, INC.
                                575 FIFTH AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 339-7300
                     (Name and Address, Including Zip Code,
        and Telephone Number, Including Area Code, of Agent For Service)

                                   Copies to:
                              TED S. WAKSMAN, ESQ.
                           WEIL, GOTSHAL & MANGES LLP
                                767 FIFTH AVENUE
                            NEW YORK, NEW YORK 10153
                                 (212) 310-8000

                         CALCULATION OF REGISTRATION FEE

=================================================================================================================================
                                                                   Proposed Maximum       Proposed Maximum
Title of Each Class of Securities             Amount to be             Offering               Aggregate            Amount of
to be Registered                              Registered(1)       Price Per Share(2)      Offering Price(2)    Registration Fee
---------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01 per share     1,096,000 shares           $9.625                $10,549,000           $2,637.25
=================================================================================================================================


(1) Plus such indeterminate number of shares of Common Stock of the Registrant as may be issued to prevent dilution resulting from stock dividends, stock splits or similar transactions in accordance with Rule 416 under the Securities Act of 1933.

(2) Estimated pursuant to Rule 457(h) under the Securities Act of 1933, based upon the price at which the options may be exercised.

================================================================================

                                EXPLANATORY NOTE

           This Registration Statement registers 1,096,000 additional shares of common stock of Barneys New York, Inc. (the "Company"), par value $0.01 per share (the "Common Stock"), for issuance pursuant to stock options granted or to be granted under the Company's Employee Stock Option Plan, as amended. The contents of an earlier Registration Statement on Form S-8 in respect of the Company's Employee Stock Option Plan, as filed with the Securities and Exchange Commission on September 15, 2000, Registration No. 333-45912, are hereby incorporated by reference.

                                   SIGNATURES

                     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, State of New York, on this 3rd day of July, 2001.

                                     BARNEYS NEW YORK, INC.

                                     By: /s/ Marc H. Perlowitz
                                         --------------------------------------
                                         Name: Marc H. Perlowitz
                                         Title: Executive Vice President


                                POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Marc H. Perlowitz and Steven Feldman, acting individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

         Signature                                      Title                                           Date
         ---------                                      -----                                           ----
/s/ Howard Socol                   President, Chairman of the Board, Director and Chief              July 3, 2001
-----------------------------      Executive Officer (Principal Executive Officer)
Howard Socol


/s/ Steven Feldman                 Executive Vice President and Chief Financial Officer              July 3, 2001
-----------------------------      (Principal Financial and Accounting Officer)
Steven Feldman


/s/ Allen I. Questrom
-----------------------------
Allen I. Questrom                                          Director                                  July 3, 2001


/s/ Shelley F. Greenhaus
-----------------------------
Shelley F. Greenhaus                                       Director                                  July 3, 2001


/s/ John Halpern
-----------------------------
John Halpern                                               Director                                  July 3, 2001


/s/ Yasuo Okamoto
-----------------------------
Yasuo Okamoto                                              Director                                  July 3, 2001


/s/ Carl Spielvogel
-----------------------------
Carl Spielvogel                                            Director                                  July 3, 2001


/s/ David A. Strumwasser
-----------------------------
David A. Strumwasser                                       Director                                  July 3, 2001


/s/ Robert J. Tarr, Jr.
-----------------------------
Robert J. Tarr, Jr.                                        Director                                  July 3, 2001



-----------------------------
Douglas P. Teitelbaum                                      Director                                  July  , 2001


/s/ Steven A. Van Dyke
-----------------------------
Steven A. Van Dyke                                         Director                                  July 3, 2001



-----------------------------
Shelby S. Werner                                           Director                                  July  , 2001

                                  EXHIBIT INDEX



EXHIBIT NO.                                 DESCRIPTION
-----------                                 -----------

4(a)      -     Certificate of Incorporation of the Company (incorporated by reference to the Company's Registration Statement on Form 10 filed with the Commission on June 1, 1999, as amended (the
                "Form 10")).

4(b)      -     By-Laws of the Company (incorporated by reference to the Form
                10).

4(c)      -     Barneys New York, Inc. Employee Stock Option Plan, as amended.

5         -     Opinion of Weil, Gotshal & Manges LLP.

23(a)     -     Consent of Ernst & Young LLP.

23(b)     -     Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5).

24        -     Power of Attorney (included as part of the signature page to this Registration Statement and incorporated herein by reference).